EXHIBIT 99.6a3a

                                                AMENDED SCHEDULE A

                                           EATON VANCE MUNICIPALS TRUST

                                          AMENDED DISTRIBUTION AGREEMENT
                                                (TRADITIONAL FUNDS)

                                           EFFECTIVE:  FEBRUARY 1, 1996


NAME OF FUND                                                  INCEPTION DATE OF PRIOR AGREEMENTS
--------------                                                ----------------------------------

EV Traditional Alabama Municipals Fund*                       November 29, 1993/January 27, 1995
EV Traditional Arizona Municipals Fund*                       November 29, 1993/January 27, 1995
EV Traditional Arkansas Municipals Fund*                      February 1, 1994/January 27, 1995
EV Traditional California Municipals Fund**                   April 14, 1994
EV Traditional Colorado Municipals Fund*                      November 29, 1993/January 27, 1995
EV Traditional Connecticut Municipals Fund                    March 21, 1994
EV Traditional Florida Municipals Fund                        March 7, 1994
EV Traditional Georgia Municipals Fund*                       November 29, 1993/January 27, 1995
EV Traditional Kentucky Municipals Fund*                      November 29, 1993/January 27, 1995
EV Traditional Louisiana Municipals Fund*                     February 1, 1995/January 27, 1995
EV Traditional Maryland Municipals Fund*                      November 29, 1993/January 27, 1995
EV Traditional Massachusetts Municipals Fund*                 November 29, 1993/January 27, 1995
EV Traditional Michigan Municipals Fund*                      November 29, 1993/January 27, 1995
EV Traditional Minnesota Municipals Fund*                     November 29, 1993/January 27, 1995
EV Traditional Mississippi Municipals Fund*                   November 29, 1993/January 27, 1995
EV Traditional Missouri Municipals Fund*                      November 29, 1993/January 27, 1995
EV Traditional National Municipals Fund                       March 7, 1994
EV Traditional New Jersey Municipals Fund                     March 21, 1994
EV Traditional New York Municipals Fund                       March 7, 1994
EV Traditional North Carolina Municipals Fund*                November 29, 1993/January 27, 1995
EV Traditional Ohio Municipals Fund*                          November 29, 1993/January 27, 1995
EV Traditional Oregon Municipals Fund*                        November 29, 1993/January 27, 1995
EV Traditional Pennsylvania Municipals Fund                   March 21, 1994
EV Traditional South Carolina Municipals Fund*                February 1, 1994/January 27, 1995
EV Traditional Tennessee Municipals Fund*                     November 29, 1993/January 27, 1995
EV Traditional Texas Municipals Fund*                         November 29, 1993/January 27, 1995
EV Traditional Virginia Municipals Fund*                      November 29, 1993/January 27, 1995
EV Traditional West Virginia Municipals Fund*                 November 29, 1993/January 27, 1995

 *This fund formerly was a Classic series of the Trust.
**This fund is a successor in operations to a fund which was reorganized, effective October 1, 1995.

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